Investor & Analyst Day April 22, 2026

This presentation (the “Presentation”) has been prepared by Definium Therapeutics, Inc. (“Definium”, the “Company”, “we”, “our” or “us") solely for informational purposes. This Presentation does not constitute an offering of, or a solicitation of an offer to purchase, securities of Definium and under no circumstances is it to be construed as a prospectus or advertisement or public offering of securities. Any trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the products or services of Definium. Any amounts are in USD unless otherwise noted. Definium’s securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or by any state, provincial or other securities regulatory authority, nor has the SEC or any state, provincial or other securities regulatory authority passed on the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. Cautionary Note Regarding Forward-Looking Statements This Presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of applicable securities laws and are prospective in nature. Forward-looking statements are not based on historical facts, but rather on current expectations and projections about future events and are therefore subject to risks and uncertainties which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. These statements generally can be identified by the use of forward-looking words such as “will”, “may", “should”, “could”, “intend”, “estimate”, “plan”, “anticipate”, “expect”, “believe”, “potential”, “continue”, “budget”, “scheduled”, “forecasts”, “intends”, “anticipates”, “projects” or the negative thereof or similar variations. Forward-looking statements in this Presentation include, but are not limited to, statements regarding the anticipated design, timing, progress and results of our investigational programs for DT120 oral disintegrating tablet (“ODT”), a proprietary, pharmaceutically optimized form of lysergide tartrate (including the anticipated topline readouts for the Voyage, Panorama, Emerge and Ascend studies); our ability to identify new indications for our lead product candidates beyond our current primary focuses; the success and timing of our development activities; the success and timing of our planned clinical trials; our ability to meet the milestones set forth herein; the likelihood of success of any clinical trials or of obtaining U.S. Food and Drug Administration (“FDA”) or other regulatory approvals on an accelerated timeline or at all and the labeling under any approval we may obtain; our beliefs regarding potential benefits of our product candidates, including expectations related to safety, efficacy and durability; opinions of potential providers, patients and payors regarding our product candidates, if approved and commercialized; statements regarding potential coverage, reimbursement and coding for DT120 ODT, if approved and commercialized; our ability to maximize operational efficiencies through our trial designs; strategies to address drug class methodological considerations; our cash runway funding operations into 2028 based on our current operating plan and anticipated milestones; our pre-launch strategy; the potential commercial opportunity for DT120 ODT, if approved, including total addressable market; the potential delivery model for DT120 ODT, if approved; the potential for the markets that we are anticipating to access; protection of our intellectual property; and the potential for psychedelics as a class of treatment options for psychiatric and neurological disorders. There are numerous risks and uncertainties that could cause actual results, plans and objectives to differ materially from those expressed in forward-looking statements, including history of negative cash flows, limited operating history, incurrence of future losses, availability of additional capital, compliance with laws and regulations, difficulty associated with research and development, risks associated with clinical trials or studies, heightened regulatory scrutiny, early stage product development, clinical trial risks, risks related to regulatory review and approval, including the possibility of delays, requests for additional data or analyses, restrictions or limitations on use, approval with labeling that is more limited than expected, or failure to obtain approval in the United States or other jurisdictions, novelty of the psychedelic inspired medicines industry, our ability to maintain effective patent rights and other intellectual property protection for our product candidates, our expectations regarding the size of the eligible patient populations for our lead product candidates, if approved and commercialized; our ability to identify third-party treatment sites to conduct our trials and our ability to identify and train appropriate qualified healthcare practitioners to administer our treatments; the pricing, coverage and reimbursement of our lead product candidates, if approved and commercialized; the rate and degree of market acceptance and clinical utility of our lead product candidates, in particular, and controlled substances, in general; as well as those risk factors described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 under headings such as “Special Note Regarding Forward-Looking Statements,” and “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” and other filings and furnishings made by the Company with the securities regulatory authorities in all provinces and territories of Canada, which are available under the Company's profile on SEDAR+ at www.sedarplus.ca, and with the SEC on EDGAR at www.sec.gov. Any forward-looking statement made by Definium in this Presentation is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this Presentation as a result of new information, future events, changes in expectations or otherwise. Cautionary Note Regarding Regulatory Matters The United States federal government regulates drugs through the Controlled Substances Act. DT120 ODT is a proprietary, pharmaceutically optimized form of lysergide D-tartrate and DT402, or R(-)-MDMA, is our proprietary form of the R-enantiomer of MDMA (3,4-methylenedioxymethamphetamine). Lysergide and MDMA are Schedule I substances under the Controlled Substances Act. While the Company is focused on programs using psychedelic or hallucinogenic compounds and non-hallucinogenic derivatives of these compounds, including in DT120 ODT, DT402 and its other product candidates, the Company does not have any direct or indirect involvement with the illegal selling, production or distribution of any substances in the jurisdictions in which it operates. The Company is a neuro-pharmaceutical drug development company and does not deal with psychedelic or hallucinogenic substances except within laboratory and clinical trial settings conducted within approved regulatory frameworks. The Company's products will not be commercialized prior to applicable regulatory approval, which will only be granted if clinical evidence of safety and efficacy for the intended uses is successfully developed. Market and Industry Data This Presentation includes market and industry data that has been obtained from third-party sources, including industry publications. Definium believes that the industry data is accurate and that the estimates and assumptions are reasonable, but there is no assurance as to the accuracy or completeness of this data. Third-party sources generally state that the information contained therein has been obtained from sources believed to be reliable, but there is no assurance as to the accuracy or completeness of included information. Although the data is believed to be reliable, Definium has not independently verified any of the data from third-party sources referred to in this Presentation or ascertained the underlying economic assumptions relied upon by such sources. References in this Presentation to research reports or to articles and publications should not be construed as depicting the complete findings of the entire referenced report or article. Definium does not make any representation as to the accuracy of such information. Investor & Analyst Day | April 2026 Disclaimer

Today's Agenda

Definium THERAPEUTICS

Topic	Speaker(s)	Timing
Welcome & Introduction ▪ Definium Vision ▪ The Year Ahead	Rob Barrow	5 min
DT120 Program Overview ▪ Phase 2b Results ▪ Overview of Anxiety & Depression ▪ Phase 3 Program & Readout Expectations	Rob Barrow & Dr. Dan Karlin	35 mins
A Patient's Perspective on the DT120 Experience	Video	5 mins
Panel Discussion – Clinical Readiness & Real-World Implementation ▪ Unmet Need in GAD & MDD ▪ Current Treatment Paradigm ▪ Panel Q&A	Dr. Dan Karlin Dr. Brittany Albright Andrew Penn Shannon Sarkar	25 mins
Commercial Strategy	Matt Wiley	20 mins
Building Long-Term Shareholder Value ▪ IP Strategy ▪ Financial Strength ▪ 2026 Anticipated Catalysts	Brandi Roberts	5 mins
Q&A	All	25 min
Lunch & On-Site Dosing Room		90 mins

QR Code for
Q&A Session

Investor & Analyst Day | April 2026 ◆ 3

Investor & Analyst Day | April 2026 Investor & Analyst Day Speakers Rob Barrow Chief Executive Officer Dan Karlin, MD Chief Medical Officer Matt Wiley Chief Commercial Officer Brandi Roberts, CPA Chief Financial Officer Andrew Penn, MS, PMHNP Brittany Albright, MD, MPH, DABOM Shannon Sarkar, PhD, LPC, NCC

Target Product Profile to Address Significant Unmet Need

Definium THERAPEUTICS

1
Dose[1]

5-8
Hours in the Clinic[2]

12+
Weeks of Durability[1]

50M
US Adults with GAD & MDD[3]

1. Single dose regimen is being studied in pivotal clinical trials with primary and secondary outcome measures through 12 weeks after administration. Phase 3 studies include 40 week extension phase to characterize durability of response beyond 12 weeks in participants up until the time of discontinuation or the administration of open-label DT120.
2. Required monitoring period for all participants in pivotal studies is 8 hours and requires that participants clear the End of Session Checklist.
3. Ringeisen, H., et al. (2023). Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report, Zhou, Y,. Et al. (2017). Nature. Comorbid generalized anxiety disorder and its association with quality of life in patients with major depressive disorder. RTI International and current U.S. Census data and internal company estimates.

Investor & Analyst Day | April 2026 ◆ 6

Understanding the Patient Journey

Defininium THERAPEUTICS



Symptoms First Present
Impact on life, work, relationships
Impairment takes hold
Discuss with PCP
Prescribed SRI
Acutely exacerbated anxiety
Hope Rx will provide relief
2-week evaluation
Anxiety exacerbated
4-week evaluation
Dose adjustment
Sexual effects noted
8-week evaluation
Dose adjustment
Little Evidence of Efficacy
PCP switches SRI
Some positive effects noted
Dose adjustment
16-week evaluation
Dose adjustment
12-week evaluation
10-week evaluation
Suppressed feelings
Noticeable weight gain
Side effects "not worth it"
Discontinue 2nd SRI
Referral to psychiatry
Disappointment and worry
Onset of depressive symptoms
Psychiatry appt available
Atypical antidepressant started
24-week evaluation
Dose adjustment and augmentation with SGA
30-week evaluation
Dose adjustment
Partial response of depression
Adjustment of SGA
Onset of new AEs
Additional Augmentation & Rx Cycles

AE: adverse events; MDE: major depressive episode; PCP: primary care physician; Rx: prescription; SGA: second generation antipsychotic; SRI: serotonin reuptake inhibitors (including selective serotonin and selective serotonin and norepinephrine reuptake inhibitors); Tx: treatment

Investor & Analyst Day | April 2026 7

Investor & Analyst Day | April 2026 Receptor & Cellular Clinical Efficacy Neurocircuitry Psychological Bringing the field back to its origins in pursuit of best-in-class profile

Investor & Analyst Day | April 2026 Right Team, Right Experience Right Strategy Precise Science Boundless Impact Moving Psychiatry Forward – at a Scale Reflecting the Unmet Need

Phase 3 Program Built to Support a Broad Label

Definium THERAPEUTICS

Generalized Anxiety Disorder (GAD)

Voyage

Planned n=200[1]
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Panorama

Planned n=250[1]
2:1:2 randomization

DT120 ODT
vs. Placebo
including 50 µg control

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Major Depressive Disorder (MDD)

Emerge

Planned n=140
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Ascend

Planned n=175[2]
2:1:2 randomization

DT120 ODT
vs. Placebo
including 50 µg control

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Posttraumatic Stress Disorder (PTSD)

Haven

Planned n=200[2]
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

1. Studies employ an adaptive design with interim blinded sample size re-estimation ("SSRE") based on nuisance parameters (e.g. patient retention rate, variability of primary outcome measure) which allows for an adjustment of the sample size of up to 50% to maintain statistical power. Planned sample size indicated prior to any adjustments in accordance with the sample size re-estimation.
2. Clinical study designs subject to change based on ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols.

DB: double blind; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale; ODT: orally disintegrating tablet; OL: open-label; RCT: randomized controlled trial

Investor & Analyst Day | April 2026 ◆ 10

Investor & Analyst Day | April 2026 SSREs Complete and Support Confidence in Decisive Phase 3 Outcomes Variable Planned SSRE3 Planned SSRE3 Enrollment 200 <200 250 <200 Standard deviation 10.0 Raw: 7.8 MMRM: 6.2 10.0 Raw: X.X MMRM: X.X Non-evaluable rate4 15% 10% 15% XX% Power for 5-point placebo-adjusted change from baseline (primary endpoint) 90% >99% 90% ##% Minimum required clinical difference 3.0 1.9 3.0 #.# Phase 2b Study MMED0081,2 Internal study documents. Robison, Reid et al. “Single Treatment With MM120 (Lysergide) in Generalized Anxiety Disorder: A Randomized Clinical Trial.” JAMA vol. 334,15 (2025): 1358-1372. doi:10.1001/jama.2025.13481 Non-evaluable rate based on data not available within visit analysis window as defined in study statistical analysis plan. SSREs conducted 12 weeks after enrollment of 50% of target sample size. Raw standard deviation based on observed cases at timepoint of interest. MMRM SD derived from model-based residual standard error. Power calculation based on the assumption that SSRE-observed nuisance parameters and revised target enrollment are maintained in final population and analysis. Minimum detectable difference refers to the placebo-adjusted difference above which a p-value less than 0.05 could be expected in the final analysis and are based on the SSRE-observed nuisance parameters assuming such parameters are maintained in final population and analysis; based on current enrollment at time of analysis. Δ: placebo-adjusted difference on primary endpoint; MMRM: Mixed Models or Repeated Measures; SD: standard deviation; SSRE: sample size re-estimation Enrollment Target Standard Deviation Non-evaluable rate3 Power for Δ=5 points3 Minimum detectable difference4 Observed Planned SSRE Outcome Planned SSRE Outcome 9.7 25% 200 10.0 15% 90% 3.0 200 Observed: 7.8 MMRM: 6.2 10% >99% 1.8 250 10.0 15% 90% 3.0 200 Observed: 7.6 MMRM: 7.4 6% 99% 2.4

Three Highly Powered Pivotal Readouts Anticipated in the Next 6 Months

Definium THERAPEUTICS

	Generalized Anxiety Disorder (GAD)		Major Depressive Disorder (MDD)
	Voyage	Panorama	Emerge
Enrollment	**Complete** n=214	**Screening Closed** Target n=200	**Complete** n=149
Topline[1]	Early 3Q 2026	Late 3Q 2026	Late 2Q 2026
Power[2]	>99%	99%	80%
SSRE Outcome[3]	No required increase	No required increase *Target updated to n=200*	

1. Anticipated timing of topline data
2. Power to detect a 5-point placebo-adjusted change on the HAM-A scale; based on the SSRE conducted for each study.
3. SSREs conducted 12 weeks after enrollment of 50% of target sample size. Power calculation and sample size requirements based on the assumption that SSRE-observed MMRM-derived nuisance parameters and are maintained in final population and analysis.

HAM-A: Hamilton Anxiety Scale; n=sample size; SSRE: sample size re-estimation

Investor & Analyst Day | April 2026 ◆ 12

DT120 Phase 2b Results in GAD

Investor & Analyst Day | April 2026 Key Phase 2b Efficacy and Safety Findings Support Best-In-Class Potential of DT1201,3 Standardized effect size more than double the standard of care1,2,3 Comparative Effect Sizes in GAD Rapid and durable response after single administration3 Rapid Response & Remission Durable Standalone Drug Effect Limited Adverse Event (AE) Burden 1.8-point reduction in CGI-S within 24 hours (p<0.0001) 21.9-point improvement on the HAM-A at Week 12 (p=0.003) 48% of participants in remission at Week 125 Favorable tolerability with most AEs on dosing day Observed drug effect without accompanying psychotherapy 0 0.2 0.4 0.6 0.8 Cohen’s d s4 DT120 100 µg2 0.81 0.38 0.36 0.17 Study MMED008 internal study documents and calculations. Comparisons to standard of care/other drug classes based on historical comparison not head-to-head comparison trial. HAM-A scores based on ANCOVA LS Mean. in Study MMED008. Effect size based on post hoc calculation using LS Mean change between group and pooled standard deviation of week 12 HAM-A scores between groups. Based on 100 µg dose group. RB Hidalgo, J Psychopharmacol. 2007 Nov;21(8):864-72. p-values not calculated for remission rates between groups. CGI-S: Clinical Global Impression – Severity scale; GAD: generalized anxiety disorder; HAM-A: Hamilton Anxiety scale; SRI: serotonin reuptake inhibitor

Dose Response in Phase 2b Provides Confidence in Dose Optimization & Robustness of Response Statistically significant dose response in Phase 2b Model supports 100 µg as optimal dose Results not explainable by “functional unblinding” supporting robustness of drug effect R Robison, JAMA. 2025 Sep 4; e2513481. doi:10.1001/jama.2025.13481. Model-Based Dose-Response Curve1 Key Findings Investor & Analyst Day | April 2026 Impacts

DT120 Showed Statistically & Clinically Significant Improvements on Anxiety and Depression Symptoms[1,2]

Definium THERAPEUTICS

Primary Outcome: HAM-A Change from Baseline

MADRS Change from Baseline



LS Mean Change (SEM) in HAM-A score
0
-5
-10
-15
-20
-25
Baseline
Week 1
Week 2
Week 4[4]
Week 12
***
***
***
**
Change from Baseline[2]
Week 12: -21.9 points
Improvement over Placebo[2]
Week 12: -7.7 pts, p=0.003
LS Mean Change (SEM) in MADRS score
0
-5
-10
-15
-20
Baseline
Week 1
Week 2
Week 4
Week 12
**
**
*
**
Change from Baseline[2,3]
Week 12: -18.7 points
Improvement over Placebo[2,3]
Week 12: -6.4 points, p<0.01
Placebo
100 μg

*p<0.05; **p≤0.01; ***p≤0.001

1. Source: Study MMED008 internal study documents and calculations. Full analysis set population.
2. Based on 100 μg dose group.
3. Based on observed MADRS score at each timepoint.
4. Primary endpoint of the study was change in Hamilton Anxiety Scale (HAM-A) at week 4 using the MCP-Mod statistical analysis. Based on the pre-specified candidate dose response curves, the MCP-Mod model-estimated difference between 100 μg and placebo was 5.0 points versus the observed difference of 7.6 points at week 4.

μg: microgram; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale NOTE: Significance achieved despite study not being powered for these pairwise comparisons.

Investor & Analyst Day | April 2026 ◆ 16

DT120 Demonstrated Profound Changes in GAD Severity[1]

Definium THERAPEUTICS

HAM-A Severity & Clinical Symptoms

Very Severe
Symptoms are incapacitating

Severe (≥24)
Symptoms are severe and persistent or result in severe distress or marked impairment in functioning

Moderate (16-23)
Symptoms are more frequent, with moderate distress or limited interference with usual activities

Mild (8-15)
Symptoms are infrequent, with no impairment and no more than mild distress

Remission (≤7)
Symptoms are absent, insignificant, or clearly due to causes other than anxiety

Median HAM-A Through Week 12


35
30
25
20
15
10
5
0
Baseline
Week 1
Week 2
Week 4
Week 8
Week 12

HAM-A Response & Remission at Week 12[2]


Percent of Participants Meeting Criteria at Week 12
% Responders
% Remitters
31%
65%
21%
48%
Placebo
100 µg

1. Source: Study MMED008 internal study documents and calculations. Full analysis set population.
2. Response is a 50% or greater improvement on HAM-A score; Remission is a HAM-A score of ≤7; p-values not calculated.

µg: microgram; HAM-A: Hamilton Anxiety Rating Scale

Investor & Analyst Day | April 2026 ◆ 17

DT120 Phase 2b Results in Context

DT120 Delivers Clinical Activity that Stands Apart from Approved GAD Treatments[1]

Definium THERAPEUTICS



DT120 2
Single Dose
(12 weeks)
Cymbalta® duloxetine HCl
Duloxetine 3
Chronic (9-10 weeks)
Lexapro escitalopram oxalate
Escitalopram 4
Chronic (8 weeks)
PAXIL CR PAROXETINE HCl CONTROLLED-RELEASE TABLETS
Paroxetine 5
Chronic (8 weeks)
ONCE-DAILY VENLAFAXINE HCl EFFEXOR XR EXTENDED RELEASE CAPSULES
Venlafaxine XR 6
Chronic (28 weeks)
BUSPAR® (buspirone HCl, USP)
Buspirone 7
Chronic (8 weeks)
Xanax® alprazolam tablets CIV
Alprazolam 8
Chronic (4 weeks)
Change in HAM-A Score
0.0
-4.0
-8.0
-12.0
-16.0
-20.0
-24.0
-21.9
-14.2
-7.7
-11.1
-8.0
-3.1
-11.3
-7.4
-3.9
-12.5
-9.3
-3.2
-13.4
-8.7
-4.7
-12.4
-9.5
-2.9
-10.9
-8.4
-2.6
HAM-A Change Tx
HAM-A Change Placebo
Placebo-Adjusted Change

1) The information presented in this slide is derived from multiple clinical trials, each conducted under distinct protocols and settings. As such, these data may not be directly comparable due to the lack of a head-to-head comparison. Differences in trial design, patient demographics, and other variables may account for variations in the observed outcomes. Study results for each drug are intended to be representative, however, multiple trials of the approved treatments have been conducted with varying results, including results that may have demonstrated a larger or smaller treatment effect than those presented. BuSpar and Xanax are approved for anxiety disorders which include GAD.; 2) R Robison, JAMA. 2025 Sep 4; e2513481. doi:10.1001/jama.2025.13481; 3) C Allgulander, Curr Med Res Opin. 2007;23(6):1245–1252; 4) JRT Davidson, Depress Anxiety. 2004;19(4):234–240; 5) K Rickels K, Am J Psychiatry 2003; 160:749-756. 2005;62(9):1022–1030; 6) AJ Gelenberg AJ, JAMA. 2000;283(23):3082–3088; 7) JJ Sramek JJ, Journal of Clinical Psychiatry. 1996;57(7):287–291; 8) K Rickels, Arch Gen Psychiatry. 2005;62(9):1022–1030.

GAD: generalized anxiety disorder, Tx: treatment

All trademarks are property of their respective owners.

Investor & Analyst Day | April 2026 ◆ 19

Investor & Analyst Day | April 2026 DT120 Delivers Clinical Activity that Stands Apart from Latest Generation of Treatments for Depression Symptoms1 The information presented in this slide is derived from multiple clinical trials, each conducted under distinct protocols and settings. As such, these data may not be directly comparable due to the lack of a head-to-head comparison. Differences in trial design, patient demographics, and other variables may account for variations in the observed outcomes. Study results for each drug are intended to be representative, however, multiple trials of the approved treatments have been conducted with varying results, including results that may have demonstrated a larger or smaller treatment effect than those presented. Depression treatments include those indicated for MDD, TRD and BPD. Only includes results from Phase 3 studies for which MADRS data are available and which were studied as a monotherapy. Results for approved drugs as reported on US Prescribing Information. In instances with multiple studies, the most favorable US study results presented. Compass Pathways results based on Study COMP005 Adj: adjunctive; BPD: bipolar depression; GAD: generalized anxiety disorder; MDD: major depressive disorder; TRD: Treatment Resistant Depression;Tx: treatment All trademarks are property of their respective owners. 2

DT120 was Well-Tolerated with Adverse Events Mostly Limited to Dosing Day[1]

Definium THERAPEUTICS

Favorable tolerability profile

- Virtually all (99%) adverse events (AEs) were mild-to-moderate in severity
- Minimal (2.5%) treatment emergent AEs (TEAEs) led to study withdrawal
- AE profile consistent with historical studies and drug class

No SAEs related to study drug

- Only SAE was in 50 µg dose group and deemed unrelated[2]
- No drug-related serious AEs (SAEs)[2]

No suicidal behavior or suicidality signal[3]

- No suicidal or self-injurious behavior
- No indication of increased suicidality or suicide-related risk
- ≤2 participants per arm reported suicidal ideation during the study

1. Study MMED008 internal study documents and calculations. Safety population.
2. One serious adverse event (SAE) was observed in the 50 µg dose group: panic attack on study day 98 that was deemed not related to treatment.
3. Suicidality assessment based on reported adverse events.

Investor & Analyst Day | April 2026 ◆ 21

Anxiety & Depression

Interplay Between GAD & MDD Highlights Opportunity for a Dual Intervention1 Severe Remission Mild Moderate GAD chronic background anxiety burden Anxiety Depression Between MDEs often characterized by residual anxiety MDD major depressive episodes with inter-episode euthymia Investor & Analyst Day | April 2026 1. Conceptual illustration of disease progression in comorbid GAD and MDD. GAD: generalized anxiety disorder; MDD: major depressive disorder; MDE: major depressive episode

Diagnostic Definitions With Intersecting Symptoms

Definium THERAPEUTICS

Generalized Anxiety Disorder (GAD)[1]

Must have ≥3 of 6 symptoms:

1. Restlessness or feeling keyed up/on edge
2. Being easily fatigued
3. Difficulty concentrating or mind going blank
4. Irritability
5. Muscle tension
6. Sleep disturbance

Frequency & Duration: More days than not for ≥6 months

Major Depressive Disorder (MDD)[1]

Must have ≥5 symptoms:
At least one must be #1 or #2

1. Depressed Mood
2. Markedly diminished interest or pleasure
3. Significant weight loss/gain or appetite change
4. Insomnia or hypersomnia
5. Fatigue or loss of energy
6. Feeling of worthlessness or excessive/inappropriate guilt
7. Diminished ability to think or concentrate; indecisiveness
8. Recurrent thoughts of death or suicidal ideation/behavior

Frequency & Duration: ≥ 2 weeks

Psychological effects | Physical effects

1. Source: Diagnostic and Statistical Manual of Mental Disorders, 5th edition Text Revision (DSM-V-TR)

Investor & Analyst Day | April 2026 ◆ 24

Clinical Outcome Assessments in GAD and MDD Share Many Domains

Definium THERAPEUTICS

Hamilton Anxiety Scale (HAM-A)[1]
Range: 0-56

1. Anxious mood – worry, fear
2. Tension – restlessness, inability to relax
3. Fears – of dark, strangers, being alone, etc.
4. Insomnia
5. Intellectual – concentration, memory
6. Depressed Mood
7. Somatic (muscular) – aches, twitching
8. Somatic (sensory) – tinnitus, blurred vision
9. Cardiovascular symptoms – palpitations, chest pain
10. Respiratory symptoms – shortness of breath
11. Gastrointestinal symptoms – nausea, cramps
12. Genitourinary symptoms – frequency, libido changes
13. Autonomic symptoms – dry mouth, sweating
14. Behavior during interview – fidgeting, restlessness



Montgomery-Åsberg Depression Rating Scale (MADRS)[2]
Range: 0-60

1. Apparent sadness
2. Reported sadness
3. Inner Tension
4. Reduced Sleep
5. Reduced Appetite
6. Concentration Difficulties
7. Lassitude
8. Inability to Feel (Anhedonia)
9. Pessimistic Thoughts
10. Suicidal Thoughts

Psychological effects

Physical effects

1. Source: Hamilton M.The assessment of anxiety states by rating. Br J Med Psychol 1959; 32:50–55.
2. Source: Montgomery, S. A., & Åsberg, M. (1979). A new depression scale designed to be sensitive to change. British Journal of Psychiatry, 134(4), 382–389.

Investor & Analyst Day | April 2026 ◆ 25

DT120 ODT Phase 3 Program

Phase 3 DT120 ODT Development Program Aiming for Broad Label

Definium THERAPEUTICS

Generalized Anxiety Disorder (GAD)

Voyage

Final n=214[1]
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Panorama

Target n=200[1]
2:1:2 randomization

DT120 ODT
vs. Placebo
including 50 µg control

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Major Depressive Disorder (MDD)

Emerge

Final n=149
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Ascend

Planned n=175[2]
2:1:2 randomization

DT120 ODT
vs. Placebo
including 50 µg control

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

Posttraumatic Stress Disorder (PTSD)

Haven

Planned n=200[2]
1:1 randomization

DT120 ODT
vs. Placebo

- **Part A:** 12-week DB, RCT
- **Part B:** 40-week Extension with OL Treatment

1. Studies employ an adaptive design with interim blinded sample size re-estimation ("SSRE") based on nuisance parameters (e.g. patient retention rate, variability of primary outcome measure) which allows for an adjustment of the sample size of up to 50% to maintain statistical power. Target sample size in accordance with the sample size re-estimation.
2. Clinical study designs subject to change based on ongoing regulatory discussion and review, including of Phase 3 clinical trial protocols.

DB: double blind; HAM-A: Hamilton Anxiety Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale; ODT: orally disintegrating tablet; OL: open-label; RCT: randomized controlled trial

Investor & Analyst Day | April 2026 ◆ 27

Investor & Analyst Day | April 2026 Why We Believe DT120 ODT Is Well Positioned for Phase 3 Success Strong Phase 2b results with effects on anxiety and depression symptoms Phase 3 design enhancements support patient retention Existing and expanded key research site relationships Alignment with FDA Industry Guidance & ICH Guidelines Collaborative FDA dialogue informing Phase 3 design Continuous hands-on oversight of trial execution

Multiple Programs with Shared Development Strategy

Definium THERAPEUTICS

PHASE 3 STUDY[1]

Part A
12 Week Randomized, Double-Blind

Part B
40 Week Extension with Opportunity for Open-Label Treatment

Voyage
Emerge
Haven

Single Dose

- DT120 ODT 100 µg
- Placebo

Panorama
Ascend

Single Dose

- DT120 ODT 100 µg
- DT120 ODT 50 µg control
- Placebo

Up to four open-label doses of DT120 ODT 100 µg

Follow-up Observation
ePRO: biweekly
Central ClinRO: monthly or when ePRO>threshold

Potential Treatment
Eligible for open-label treatment when ClinRO>moderate

Primary Endpoint:
MDD: MADRS at Week 6
GAD: HAM-A at Week 12
PTSD: CAPS-5 at Week 8

Source: Definium internal study documents.

ClinRO: clinician reported outcome; ePRO: electronic patient reported outcome; MADRS: Montgomery-Åsberg Depression Rating Scale; MDD: Major Depressive Disorder; ODT: orally disintegrating tablet

Investor & Analyst Day | April 2026 ◆ 29

Investor & Analyst Day | April 2026 Eligibility Process in Phase 3 Supports Trial and Population Integrity Source: Definium internal study documents. CRO: contract research organization; MGH SAFER: Massachusetts General Hospital SAFER independent diagnostic interview 01 Site Diagnosis Comorbidities Severity Eligibility 02 Central Rater Severity 03 MGH SAFER Diagnosis Comorbidities Severity 04 CRO Medical Team Diagnosis Comorbidities Severity Eligibility 05 Sponsor Medical Team Diagnosis Comorbidities Severity Eligibility

DT120 ODT Treatment Paradigm: Standalone Drug Effects with No Psychotherapeutic Intervention1 Source: Study MMED008 internal study documents. DSM: dosing session monitor; EOSC: end of session checklist DT120 Patient Journey Pre-treatment activities consist of a comprehensive informed consent process Eligibility evaluation Continuous monitoring by DSMs Music, eye shades, reading, writing Concludes when EOSC criteria met Follow-up visits for assessment only Pre-treatment During treatment Post-treatment Not Part of Patient Journey No “preparation” therapy No “assisted therapy” No psychotherapy and no therapeutic intervention beyond study drug No “integration” therapy No ongoing therapeutic engagement as part of clinical trial activities 31 Dosing session monitor (DSM) in the room provides no psychotherapeutic intervention Delivery protocol consistent with 2023 FDA Draft Guidance2 No changes to session conduct between Phase 2 and Phase 3 Investor & Analyst Day | April 2026

Clinical Dosing Paradigm with Potential Translatability to Efficient Real-World Delivery[1,2]

Definium THERAPEUTICS

15-30 minutes
(time to onset)

DT120 ODT disintegrates in seconds

Hour 2-4

Transient perceptual, affective, and cognitive drug effects vary from person to person

Effects at maximum intensity

Hours 4-6: effects start to resolve

Hour 4-6

Effects move to resolution

Hour 5: Dosing Session Monitor (DSM) evaluates patient hourly with an end-of-session checklist to determine when the patient can leave safely

Hour 6-8 and post-session

Ordinary perception, affect, and cognition return

Normal activities resume the next day, including driving

Efficient single-visit model with full-session reimbursement streamlines administrative burden[2]

1. Dosing and monitoring paradigm based on Phase 3 clinical protocols. Required monitoring period for all participants in pivotal studies is 8 hours and requires that participants clear the End of Session Checklist.
2. Existing coding systems could potentially be applied or be changed for DT120. Reimbursement and coding for DT120 have yet to be established.

ODT: orally disintegrating tablet

Investor & Analyst Day | April 2026 ◆ 32

Investor & Analyst Day | April 2026 Evolution of Patient Monitoring based on Clinical Evidence & Anticipating Real-World Setting 12-hour monitoring requirement based on inclusion of 200 µg dose of DT120 in Phase 2b The required monitoring period in pivotal studies of DT120 is 8 hours and requires that participants clear the End of Session Checklist. EOSC: End of Session Checklist Phase 2 Study Pivotal-Stage Studies Expansive Research-oriented Checklist Patient-reported physical status Patient-reported mental status Assessed mental status (7 criteria) Sensory & Psychomotor status (5 criteria) DSM-5 Criteria for Hallucinogen Intoxication (9 criteria) Practice-oriented End of Session Checklist EOSC intended to inform & reflect requirements under potential REMS program Refined based on discussions with the FDA 8 Item Scale 23 Total Criteria 5-8 Hour Monitoring via EOSC2 to Inform Real-World Conditions of Safe Use 8-12 Hour Research Monitoring to Inform Phase 3 Study Design1

Investor & Analyst Day | April 2026 Few Comments on Methodology & Research with Psychedelic Treatments Functional Unblinding Comparator Controls Population

Accelerating DT120 ODT on a Disciplined Path to NDA Submission 1. Study MMED008 internal study documents and calculations. Comparisons to standard of care/other drug classes based on historical comparison not head-to-head comparison trial. NDA: new drug application; ODT: orally disintegrating tablet FDA Breakthrough Therapy Designation Phase 2b demonstrated substantial improvement over current therapies1 Phase 3 program in alignment with FDA guidance Phase 3 study designs mirror positive Phase 2b study Investor & Analyst Day | April 2026 Ready for Expeditious Path to Submission upon Phase 3 completion Studies designed to demonstrate standalone drug effect

DT120 ODT Phase 3 Data Expectations

Preview of Emerge Topline Readout Investor & Analyst Day | April 2026 Drug response : Placebo-adjusted change: Disposition, Demographics & Baseline characteristics Adverse events & suicidality (C-SSRS) Duration of session Time to inefficacy (i.e., return of moderate+ symptoms) Maintenance of MADRS improvement Retreatment patterns Primary outcome: MADRS at Week 6 Select secondary outcomes through Week 12 Trial & Design Efficacy Safety Dosing Session Dynamics Preliminary Outcomes from Extension Phase C-SSRS: Columbia-Suicide Severity Rating Scale; MADRS: Montgomery-Åsberg Depression Rating Scale

Investor & Analyst Day | April 2026 Putting the Numbers in Perspective1 GAD Placebo adjusted changes in HAM-A MDD Placebo adjusted changes in MADRS The information presented in this slide on comparative treatments is derived from multiple clinical trials, each conducted under distinct protocols and settings. As such, these data may not be directly comparable due to the lack of a head-to-head comparison. Differences in trial design, patient demographics, and other variables may account for variations in the observed outcomes. Study results for each drug are intended to be representative, however, multiple trials of the approved treatments. Based on Phase 3 clinical trial protocols and SSRE results. Data on file. Median placebo-adjusted change of comparative treatments for GAD (see slide 19) Median placebo-adjusted change of comparative treatments for depression symptoms (see slide 20) R Robison, JAMA. 2025 Sep 4; e2513481. doi:10.1001/jama.2025.13481 MADRS change from Baseline to week 12 was a secondary endpoint in Study MMED008. -3.6 SRIs -3.8 Benzodiazepines -1.7 Buspirone 5.0 3.23 7.7 6.46 3.94 3.0 4.0 1.8 – 2.4 Minimum Detectable Difference2 Latest Generation of Comparative Treatments Phase 3 Powering Assumption2 Phase 2b Results in GAD5 We believe a 4.0+ point placebo-adjusted difference, along with safety and durability, could represent a best-in-class profile 1 2 3 4 5 6 7 8 Improvement

A Patient’s Perspective on the DT120 Experience

Panel Discussion

Investor & Analyst Day Speakers Investor & Analyst Day | April 2026 Dan Karlin, MD Chief Medical Officer Andrew Penn, MS, PMHNP Brittany Albright, MD, MPH, DABOM Shannon Sarkar, PhD, LPC, NCC Chief Medical Officer Definium Psychiatrist, Addiction Psychiatry Sweetgrass Psychiatry Medical University of South Carolina Psychiatric-Mental Health Nurse Practitioner Salma Health UCSF Licensed Professional Counselor Here We Go Therapy Missouri Baptist University External speakers have been compensated by Definium for their participation in today’s discussion.

Matt Wiley, CCO DT120 ODT Commercial Strategy

Investor & Analyst Day | April 2026 The Building Blocks for DT120 Commercial Success Are in Place Our Time to Execute Providers are Primed for Adoption Positive Payor Indications Patients Want Better

Investor & Analyst Day | April 2026 The Near-Term Opportunity & Launch Source: Ringeisen, H., et al. (2023). Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report, Zhou, Y,. Et al. (2017). Nature. Comorbid generalized anxiety disorder and its association with quality of life in patients with major depressive disorder. RTI International and current U.S. Census data and internal company estimates. Veeva COMPASS Open Claims Analysis Data on File, 2017 – 2025. 50 million US Adults with GAD / MDD 26 million Diagnosed with GAD / MDD 13 million Rx Treated 4.2 million Failed by 2+ Rx Strong Patient Desire & Willingness Large & Expanding Treatment Network Payer Understanding & Intent Large & Growing Unmet Need We see a significant near-term commercial opportunity in a well-defined, high unmet-need population

Investor & Analyst Day | April 2026 Launch is Only the Starting Point for a Broader DT120 Market Opportunity 50 million US Adults with GAD / MDD 26 million Diagnosed with GAD / MDD 13 million Rx Treated 4.2 million Failed by 2+ Rx Increased screening & awareness Increased treatment of mental health disorders Removal of access barriers Source: Ringeisen, H., et al. (2023). Mental and Substance Use Disorders Prevalence Study (MDPS): Findings Report, Zhou, Y,. Et al. (2017). Nature. Comorbid generalized anxiety disorder and its association with quality of life in patients with major depressive disorder. RTI International and current U.S. Census data and internal company estimates. Veeva COMPASS Open Claims Analysis Data on File, 2017 – 2025. We are planning for an ambitious growth in the market to achieve our long-term mission

Psychiatry Continues to Evolve Toward Faster, More Targeted Intervention[1-5]

Definium THERAPEUTICS

Pre-1950s



Institution-centered care

Limited care in asylums.

Early ECT, sedatives

1950-1970



Pharmacology-based treatment

Medication options in outpatient setting.

TCAs, MAOIs, antipsychotics

1980-Early 2000s



Office-based psychiatry

Medical treatments with psychotherapy.

SRIs

2005-2019



Interventional & digital emergence

Directly targets brain circuitry.

VNS, TMS

2020-Today



Transformative care

Rapid-acting inpatient treatments with durable results.

Esketamine, psychedelics, including DT120

Custodial System → **Outpatient Shift** → **Chronic Disease Model** → **Episodic Care** → **Precision Approach**

From medication to devices, psychiatry has continually embraced innovation to expand treatment options

1. Potash JB et al. *Psychiatr Res Clin Pract.* 2025;7(2):80-90; 2. Karrouri R et al. *World J Clin Cases.* 2021;9(31):9350-9367; 3. Williams NR et al. *J Clin Psychiatry.* 2014;75(8):895-7;
4. Backman I. The Rise of Interventional Psychiatry. Accessed: Apr 16 2026. https://medicine.yale.edu/news/yale-medicine-magazine/article/the-rise-of-interventional-psychiatry/; 5. Robison R et al. *JAMA.* 2025;334(15):1358-1372.

ECT: electroconvulsive therapy; MAOIs: monoamine oxidase inhibitors; SRI: serotonin reuptake inhibitors (including selective serotonin and selective serotonin and norepinephrine reuptake inhibitors); TCAs: tricyclic antidepressants; TMS: transcranial magnetic stimulation; VNS: vagus nerve stimulation

Investor & Analyst Day | April 2026 ◆ 46

Despite Limitations, New Classes in Psychiatry Have Represented Major Market Opportunities

Definium THERAPEUTICS

SSRIs
- Zoloft (sertraline HCl): $6.3B[1]
- Prozac (fluoxetine hydrochloride): $ 6.2B[1]
- Lexapro (escitalopram oxalate): $ 5.4B[1]

SNRIs
- Cymbalta (chlorhydrate de duloxétine): $ 7.4B[1]
- Once-Daily Venlafaxine HCl Effexor XR Extended Release Capsules: $ 6.6B[1]

Atypical Antipsychotics
- Abilify: $ 8.8B[1]
- Seroquel XR quetiapine extended-release tablets: $ 7.1B[1]
- Vraylar (cariprazine) capsules 1.5mg·3mg: $ 4.3B[1]

Glutamatergics
- Spravato (esketamine) CIII nasal spray: $3-3.5B[2]
- Auvelity (dextromethorphan HBr and bupropion HCl) extended-release tablets 45mg/105mg: $1-3B[3]

We believe psychedelics could be the next significant class of treatments in psychiatry

1. Peak annual sales estimates. Peak sales from Evaluate Pharma, includes 3% annual inflation adjustment for drugs with peak years prior to 2025. Calculations on file.
2. Johnson&Johnson Earnings Guidance, April 2025.
3. Axsome Therapeutics February 2026 corporate presentation.

All trademarks are property of their respective owners.

Investor & Analyst Day | April 2026 ◆ 47

Investor & Analyst Day | April 2026 Limitations of Current SOC Leads to Medication Cycling and Patient Discouragement Sources: Clarivate analysis 2022 GAD Patient Journey, July 2022 (n=16 Clinicians n=24 Patients) Depression Patient Journey, November 2023 (n=16 Clinicians n=24 Patients) ECT: electroconvulsive therapy; PCP: primary care physician; SSRI: Selective Serotonin Reuptake Inhibitor; SNRI: serotonin and norepinephrine reuptake inhibitors; TMS: Transcranial Magnetic Stimulation Maintenance Hope Frustration GAD Struggling in silence MDD Persistent worry for years Ongoing treatment to sustain symptom control SSRI/SNRI ± adjunctive treatments (e.g., benzodiazepine) When GAD and MDD coexist, depression is often prioritized—leaving anxiety insufficiently addressed Symptoms Treatment Initiation First line SSRI/SNRI ± therapy Cycling Switching, augmentation, trial and error over months Diagnosis PCP or specialist confirms diagnosis and initiates plan Unresolved Symptoms Current treatments do not address root issue Comorbid Diagnoses Unresolved symptoms often lead to secondary diagnoses Desperation Lack of energy, no enjoyment in life, social withdrawal Treatment Resistance Session-Based Treatment SSRI/SNRI ± adjunctive treatments (e.g., atypical antipsychotics) Desperation ECT, TMS, Spravato® Struggling in silence Hope Frustration

Patients With MDD and/or GAD Are Coping— They Are Not Satisfied With the Efficacy of Their Medications Source: Definium market research, on file. Investor & Analyst Day | April 2026

Investor & Analyst Day | April 2026 Most Patients Quit Current Treatments within 6 Months Source: Veeva Compass Patient - Claims Analysis Covering 2017-2025 All trademarks are property of their respective owners. Physicians contend with patients leaving treatment due to side effects, inefficacy, and schedule constraints Discontinuation punctuates patient journey frustrations Payers pay for therapeutic interventions that are not sustained 50 Key Insights on Early Treatment Persistence Impacts Impacts Key Insights on Early Treatment Persistence Month

Growing Psychiatrist Awareness and Positive Sentiment Support DT120 Adoption Potential Psychiatrist Perception of DT120 1. GAD Demand Study 2024 Among Total HCP Respondents (n=273). Percentage based on top 3 box (scale 1-7) 2. DT120 Awareness and Perception Tracking: Wave 3, 2026. Total prescribers (n=135). HCP: healthcare professional; MOA: mechanism of action 58% HCPs surveyed have positive views of DT120 profile1 HCPs cite quick onset of action, symptom resolution, response and MOA as top attributes1 Awareness of DT120 has sharply increased from 27% to 64% in the last two waves of research (2024 to 2026)2 5 - 7 Positive    3 - 4 Neutral   1 - 2 Hesitant   Investor & Analyst Day | April 2026 51 Psychiatrist Perception of Psychedelic Treatments2

Strong In-Practice Intent Among High-Priority HCPs 1. GAD Target Validation Market Research, 2025. High-priority HCPs represent deciles 7-10 of GAD prescribers. In the conduct of market research, DT120 was blinded as “Treatment X” to respondents. D B I would prescribe and administer this treatment in my practice I would refer out this treatment I would only discuss if a patient brought up this treatment DT1201 *No respondents selected would not consider I prescribe and administer this treatment in my practice Refer out for esketamine Refer out for evaluation (without specifying esketamine in referral) Esketamine1 Investor & Analyst Day | April 2026 52

Investor & Analyst Day | April 2026 DT120 Appeal in Treatment-Experienced Patients Source: Definium market research on file.

One-time oral dosing DT120’s first-in-class anxiolytic MoA Rapid onset of efficacy + durability of effect Key Strengths of DT120 Value Proposition Align with Payer Preferences Source: Definium market research on file. Key Strengths Noted in Payer Engagements Investor & Analyst Day | April 2026 54

DT120 Reimbursement Outlook Is Anchored by Spravato® Precedent Source: Definium Market Research on File; Disclaimer: Definium finds it prudent to understand the economic ramifications of DT120 across multiple stakeholders. However, Definium has no intention of marketing the economic merits of its drug. Any discussions or analyses regarding the economic impact are solely for internal understanding and strategic planning purposes. This information should not be construed as promotional material or an endorsement of the drug’s economic benefits. Esketamine Rx Approvals (Total Rx - 2025) 86% 86% 89% Payer Insights on Pricing & Access Payers reference Spravato as the primary price analog Payers indicate expectation that FDA-approved psychedelic treatments will be covered Payers expect to manage use of DT120 with prior authorizations in line with other branded psychiatric products Investor & Analyst Day | April 2026 55

Predictive Analytics Help Focus Resources Where Adoption Potential Is Highest Priority GAD / MDD Prescribers Data-Driven Deployment Prioritizes the Highest-Value Prescriber Opportunities OR Investor & Analyst Day | April 2026

We Aspire to Provide the Best Support Patients Have Ever Experienced Standard components of patient and HCP support services that are being considered for DT120 launch. HCP Field Infrastructure Medical Support Access Support Site of Care Support Patient Field Sales HUB Model REMS Patient Support Affordability Support for Patients Case Management 1 2 3 4 5 6 Trade and Distribution Benefits Investigation and PA Support Investor & Analyst Day | April 2026 57

Modest Adoption in Target Population Supports Blockbuster Revenue Opportunity Investor & Analyst Day | April 2026 Source: Claims Analysis Data on File, 2026 Assuming median Spravato® surrogate pricing range; the price of DT120 has not been established. Range is based on Spravato surrogate low dose, low frequency ($28k) to high dose, high frequency ($70k) annually. Market Research, Data on file, 2026 All trademarks are property of their respective owners. 4.2 million patients have been failed by 2 or more treatments1 $2 billion revenue opportunity per 1% penetration2 Potential Revenue (billions) $2.8B $4.9B $7.0B At $28k annual price At $49k annual price At $70k annual price Potential Value ($B) for every 100,000 patients treated with DT1203

Brandi Roberts, CFO Building Long-Term Shareholder Value

Definium THERAPEUTICS

DT120 ODT Launch

Regulatory Protection[1]

New Chemical Entity Exclusivity | 30-Month Stay

+1y — +2y — +3y — +4y — +5y — +7y — +9y — ... — 2043+[2]

Potential Patent Protection

- **API:** Polymorph, Salt Form
- **Method of Use / Method of Treatment:** Treatment of a Disorder
- **Drug Product:** Method of Manufacture/Process
- **Delivery:** Delivery Method, PK / PD

Additional Potential Protections

- Supply chain availability
- Exclusive rights to key technology
- Lifecycle management with improved product performance
- Trade secrets & know-how
- Differentiated product performance
- Differentiated combination (drug and/or device products)

1. Section 505 of the Federal Food, Drug and Cosmetic Act, 21 U.S.C. § 355.
2. Definium's currently-pending applications related to DT120 ODT will, if granted, have 20-year expiration dates between 2042 and 2044, not accounting for any reductions or extensions term which may be applicable, such as terminal disclaimers, Patent Term Adjustment, or Patent Term Extension.

ODT: oral dissolving tablet; PK: pharmacokinetics; PD: pharmacodynamics

Investor & Analyst Day | April 2026 ◆ 60

Investor & Analyst Day | April 2026 What We Believe Large market opportunities Patients want better options Ability to make an impact at scale First new GAD drug approval since 2007 Why We’re Positioned for Success Compelling Phase 2b results Rigorous Phase 3 program Differentiated strategy & execution Experienced, credible team What to Watch Multiple anticipated 2026 topline Phase 3 data readouts: Emerge (late 2Q 2026) Voyage (early 3Q 2026) Panorama (late 3Q 2026) Ascend Phase 3 study execution Evolution of commercial organization DT120 Represents a Transformational Opportunity 1 2 3 Strong financial position with $411.6M in cash, cash equivalents and investments at December 31, 20251 Cash runway expected to extend into 2028 based on the Company’s current operating plan and anticipated milestones. GAD: generalized anxiety disorder; MDD: major depressive disorder; ODT: oral dissolving tablet

Value Creation Opportunity Shaped by Two Distinct Drivers1 Timing estimates subject to clinical progress and regulatory interactions. ASD: autism spectrum disorder; GAD: generalized anxiety disorder; TLR: topline data readout Clinical & Regulatory Execution 2026 2027 2028 Commercial Execution Value Creation Expanding Site of Care Engagement & Commercial Footprint Accelerating Scheduling & Reimbursement Optimizing Patient Care Model Emerge TLR Voyage TLR Initial DT402 Data in ASD Panorama TLR Potential Pipeline Expansion Ascend TLR Commercial Launch GAD & MDD Investor & Analyst Day | April 2026

Q&A Session Key Anticipated Readouts: Emerge (MDD) Topline Readout | late 2Q 2026 Voyage (GAD) Topline Readout | early 3Q 2026 Panorama (GAD) Topline Readout | late 3Q 2026 Ask a Question